                                                                    EXHIBIT 4.1




          NUMBER                                                   SHARES


                          SCRIPPS FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
OF THE STATE OF CALIFORNIA                                   CERTAIN DEFINITIONS

                                                             CUSIP



This Certifies that

                                     SPECIMEN


is the record holder of


             FULLY PAID SHARES OF THE COMMON STOCK OF NO PAR VALUE OF

                          SCRIPPS FINANCIAL CORPORATION

                               CERTIFICATE OF STOCK

hereinafter referred to as the Corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


    Dated:                          SCRIPPS FINANCIAL CORPORATION
                                       INCORPORATED CALIFORNIA

                                                    /s/ [ILLEGIBLE]
                                          President and Chief Executive Officer


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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM --as tenants in common                UNIF GIFT MIN ACT-- .............Custodian.............
    TEN ENT --as tenants by the entireties                                (Cust)               (Minor)
    JT TEN  --as joint tenants with right                             under Uniform Gifts to Minors
              of survivorship and not as                              Act................................
              tenants in common                                                     (State)
    COM PROP--as community property                UNIF TRF MIN ACT-- ........Custodian (until age........)
                                                                       (Cust)
                                                                      .............under Uniform Transfers
                                                                         (Minor)
                                                                      to Minors Act.......................
                                                                                          (State)


      Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                    __________________________________________

                                    __________________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S)
                                            AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

____________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.